                                                                          Step 1


                   Reliant Energy, Incorporated forms UNREGCO


                          ==============================

                           Reliant Energy, Incorporated

                          ==============================
                                         |
                                         |
                                         |   100%
                                         |
                                         |
                                ==================

                                      UNREGCO

                                ==================

                                                               Steps 2,3,4 and 5


    Reliant Energy, Incorporated contributes its retail division to Unregco.
      Unregco in turn contributes the retail division to LLC subsidiaries.

===================     ===================================================

  Reliant Energy   ----           Reliant Energy, Incorporated
    Solutions
                        ___________________________________________________
===================          T & D       |     GENCO       |     Retail
                                         |                 |
                        ===================================================
                                                 |             |
                                                 |             +
                                  ===============================

                                               Unregco

                                  ===============================
                                               |     |
                                               |     |  100%
                                               +     |
                                  ===============================

                                           Reliant Energy
                                         Retail Holdings LLC

                                  ===============================
                                  | |    | |               |
                                  | |    | |               |
                  100%            | |    | |       100%    |            100%
                                  | +    + |               |
                  ===================    ==============    =================

                    Reliant Energy       Reliant Energy
                  Retail Services LLC     Customer Care     StarEn Power LLC
                                          Services LLC

                  ===================    ==============    =================


- Reliant Energy Customer Care Services LLC will contract with Reliant Energy, Incorporated to continue to serve the electric customers of Reliant Energy, Incorporated until retail electricity sales in Texas are deregulated on January 1, 2002.

- Reliant Energy Retail Services LLC, as the successor to Reliant Energy's regulated electric sales business, will begin selling electricity to customers who do not choose another retail provider by January 1, 2002. Prior to January 1, 2002, Reliant Energy Retail Services LLC will take steps to begin the retail provider function.

                                                                          Step 6

                           GasCo sells various of its
                       unregulated businesses to Unregco


                   =========================================

                          Reliant Energy, Incorporated

                   =========================================
                         |                         |
                         |          stock of       |
                         |        unregulated      |
                         |        subsidiaries     |
                         |                         |
          ===============                          ==============
                         +-------------------------
             Unregco                                   GasCo
                         -------------------------+
          ===============            $             ==============

                                                                          Step 7


                  Reliant Energy, Incorporated contributes its
                       unregulated businesses to UNREGCO


      ============================

      Reliant Energy, Incorporated
                                   | Stock of:
      ___________________          | (1)  Reliant Energy Power Generation, Inc.
              |                    | (2)  Reliant Energy Communications, Inc.
        T&D   |   GENCO            | (3)  Reliant Energy Solutions LLC
      ============================ | (4)  Other unrecognized subsidiaries
                    |              |
                    |              |  Unregco contributes membership interests
                    |              |  in Reliant Energy Solutions LLC to Reliant
           ==================      |  Energy Retail Holdings LLC.
                                   |
                  UNREGO        +---

           ==================
           |                |
           |                |
======================      ==========================================================================================

   Reliant Energy                                                  Reliant Energy
Power Generation, Inc.                                         Retail Holdings L.L.C.

======================      =========================================================================================
                              |                   |                           |                    |
                              |                   |                           |                    |
                              |                   |                           |                    |
                            ================    =======================      ===============     =====================

                                                                              Reliant Energy
                             Reliant Energy        Reliant Energy             Customer Care       StarEn Energy L.L.C.
                            Solutions L.L.C.     Retail Services L.L.C.      Services L.L.C.

                            ================    =======================      ===============     =====================

                                                                   Steps 8 and 9


Reliant Energy Services, Inc. contributes MRT Energy Marketing assets to a wholly owned subsidiary and then distributes the stock of that subsidiary (MRT Energy Marketing Company) to GasCo


                  ===========================================

                          Reliant Energy Incorporated
                  _____________________________
                       T&D   |      GENCO     |
                             |                |
                  ===========================================
                                       |
                                       |
                                       |
                                       |
                                       |
                       =================================

                                     GasCo

                       =================================
                                       |       +
                                       |       |
                                       |       |   Stock of MRT Energy
                                       |       |   Marketing Company(2)
                                       |       |
                       =================================

                         Reliant Energy Services, Inc.

                       =================================
                                       |       |
                                       |       |
                                       |       |   Assets(1)
                                       |       |
                                       |       +
                       =================================

                              MRT Energy Marketing
                                    Company

                       =================================

                                                                         Step 10


                       Newly formed subsidiary of UNREGCO
                       merges into GasCo

                        ================================

                          Reliant Energy, Incorporated
                        _______________________
                            T&D   |   GENCO   |
                        ================================
                           |                       |
                           |                       |
                   ===========               ==================

                     UNREGCO                        GasCo      --------------
                                                                            |
                   ===========               ==================             |
                        |                             |                     |
                        |                             |                     |
                   ===========               ==================      =================
                                   merger
                     MergerCo --------------+   Reliant Energy            MRI Energy
                                               Services, Inc.        Marketing Company
                   ===========
                                              =================      =================

Reliant Energy Services, Inc. becomes a first-tier subsidiary of UNREGCO.

                                                                         Step 11


Reliant Energy, Incorporated contributes to UNREGCO an option to acquire the capital stock of Texas GENCO exercisable in 2004.


                  ===========================================

                          Reliant Energy, Incorporated       ------
                  _____________________________                   |
                       T&D   |      GENCO     |                   | Option to acquire Texas
                  ===========================================     | GENCO, Inc.
                                       |                          |
                                       |   ------------------------
                                       |   |
                                       |   |
                                       |   +
                                 =============

         ------------------------   UNREGCO   -----------------------
         |                                                          |
         |                       =============                      |
         |                         |                                |
         |                         |                                |
         |                         |                                |
=====================    =====================             =====================

    Reliant Energy           Reliant Energy                    Reliant Energy
    Services, Inc.       Power Generation, Inc.             Retail Holdings LLC

=====================    =====================             =====================
                                                                     |
                                                                     |
         --------------------------------------------------------------------------
         |                        |                       |                       |
         |                        |                       |                       |
=====================   =====================   =====================   =====================

    Reliant Energy          Reliant Energy          Reliant Energy
    Solutions LLC        Retail Services LLC        Customer Care         StarEn Power Inc.
                                                    Services LLC
=====================   =====================   =====================   =====================


                                                                         Step 12


UNREGCO issues 20% of its only outstanding class of stock in an initial public offering.




                  ===========================================

                          Reliant Energy Incorporated
                  _____________________________
                       T&D   |      GENCO     |                          (----------)
                  ===========================================            (          )
                                       |         |                   ----(  Public  )
                                       | 80%     | (3)               |   (          )
                                       |    ------                   |   (----------)
                                       |    |        -----------------         |
                                       |    +        |      20%                |
                                 =============       |                         | (1)
                                              --------                         |  $
         ------------------------   UNREGCO   +---------------------------------
         |                 ------             -----------------------
         |                 |     =============                      |
         |                 | (2)   |                                |
         |                 |  $    |                                |
         |                 +       |                                |
=====================    =====================             =====================

    Reliant Energy           Reliant Energy                    Reliant Energy
    Services, Inc.       Power Generation, Inc.             Retail Holdings LLC

=====================    =====================             =====================
                                                                     |
                                                                     |
         --------------------------------------------------------------------------
         |                        |                       |                       |
         |                        |                       |                       |
=====================   =====================   =====================   =====================

    Reliant Energy          Reliant Energy          Reliant Energy
    Solutions LLC        Retail Services LLC        Customer Care         StarEn Power Inc.
                                                    Services LLC
=====================   =====================   =====================   =====================


                                                         Steps 13, 14, 15 and 16



Reliant Energy, Incorporated forms REGCO as a wholly owned Delaware subsidiary. REGCO reincorporates in Texas.

REGCO in turn forms Utility Holding LLC as a wholly owned subsidiary.

Utility Holding LLC forms MergerCo 2 as a wholly owned subsidiary.

MergerCo 2 merges with and into Reliant Energy, Incorporated.

REGCO becomes the holding company for the Reliant Energy, Incorporated group.

Reliant Energy, Incorporated does not reincorporate in Delaware.


                  ===========================================

                          Reliant Energy Incorporated
                  _____________________________
                       T&D   |      GENCO     |
                             |                |
                  ===========================================
                                       |                  +
                                       |                  |
                                       |                  |
                                       |                  |
                                       |                  |
                       =================================  |
                                                          |
                                     REGCO                |
                                                          |
                       =================================  | merger
                                       |                  |
                                       |                  |
                                       |                  |
                                       |                  |
                                       |                  |
                       =================================  |
                                                          |
                              Utility Holding LLC         |
                                                          |
                       =================================  |
                                       |                  |
                                       |                  |
                                       |                  |
                                       |                  |
                                       |                  |
                       =================================  |
                                                          |
                                  MergerCo 2            ---

                       =================================

                                                             Steps 17, 18 and 19

Reliant Energy, Incorporated forms Texas GENCO Holding Company, two LLC Subsidiaries, and Texas GENCO Limited Partnership. Reliant Energy, Incorporated transfers its Texas GENCO assets to Texas GENCO Limited Partnership.


                            ========================

                                     REGCO

                            ========================
                                       |
                                       |
                                       |
                            ========================

                              Utility Holding, LLC

                            ========================
                                       |
                                       |
                                       |
                    ==========================================

                           Reliant Energy, Incorporated       -----------------
                    __________________________                                |
                        T&D     |   GENCO    |                                |
                    ==========================================                |
                        |                |                  |                 |
                        | 80%            | 100%             |                 |
                        |                |                  |                 |
                  =============       =================     |           ==============
                                                            |
                     UNREGCO             Texas GENCO        |               GasCo
                                       Holding Company      |
                  =============                             |           ==============
                                      =================     |
                                        |           |       |
                                   100% |           | 100%  |
                                        |           |       |
                                ============    =========== |
                                                            |
                                   GP LLC          LP LLC   |
                                                            |
                                ============    =========== |
                                      |              |      |
                                      | 1%           | 99%  |        Transfer of
                                      |              |      |            Texas
                                                            |            GENCO
                          |             Texas GENCO         +   |        assets
                          |        Limited Partnership          |
                          _______________________________________

                                                                         Step 20


   Reliant Energy, Incorporated distributes the stock of all subsidiaries to
                              Utility Holding LLC.


                        ===============================

                                    REGCO

                        ===============================
                                                            Distribution of
                              Utility Holding LLC      +__    stock of:
                                                         |  (1) GasCo
                        ===============================  |  (2) UNREGCO (80%)
                                                         |  (3) Reliant Energy
                          Reliant Energy Incorporated  ___      International,
                        ________                                Inc.
                          T&D  |                            (4) Texas GENCO
                        ===============================         Holding Company
                         |              |           |       (5) Other
                         |              |           |           Subsidiaries
           80%           |              |           |
                         |              |           |
        ===================      ==============    =================

                                   Texas GENCO
              UNREGCO                Holding              GasCo
                                     Company

        ===================      ==============    =================
                                 |            |
                                 |            |
                         =========            =========

                           GP LLC               LP LLC

                         =========            =========
                                 |            |
                         1%      |            |     99%
                                 |            |

                                  Texas GENCO
                              Limited Partnership
                             |___________________|

                                                              Overview following
                                                                   Step 20


   Utility Holding LLC owns all of the former subsidiaries of Reliant Energy,
                                 Incorporated.


                     =====================================

                                    REGCO

                     =====================================
                                      |
                                      |
                     =====================================

                              Utility Holding LLC

                     =====================================
                     |           |              |        |
                     |           |              |        |
                80%  |           |              |        |
                     |           |              |        |
                =======    ============    ===========   ======

                            Reliant      Texas GENCO
              UNREGCO        Energy        Holding       GasCo
                         Incorporated      Company
                         ________
                           T&D  |
              =======    ============    ===========     ======
                                         |         |
                                         |         |
                                    =========    =========

                                     GP LLC        LP LLC

                                   =========     =========
                                         |         |
                                   1%    |         |   99%
                                         |         |

                                         Texas GENCO
                                    Limited Partnership
                                   |___________________|

Utility Holding LLC in turn distributes the stock of all former subsidiaries of Reliant Energy, Incorporated to REGCO. REGCO assumes all long-term indebtedness of Reliant Energy, Incorporated (except for the first mortgage bonds).



                     =====================================
                                                             Distribution of
                                    REGCO                 +_   stock of:
                                                           | (1) GasCo
                     ===================================== | (2) UNREGCO (80%)
                                      |                    | (3) Reliant Energy
                                      |                    |     International,
                     ===================================== |     Inc.
                                                           _ (4) Texas GENCO
                              Utility Holding LLC                Holding Company
                                                             (5) Other
                     =====================================       Subsidiaries
                     |           |              |        |
                     |           |              |        |
                80%  |           |              |        |
                     |           |              |        |
                =======    ============    ===========   ======

                            Reliant      Texas GENCO
              UNREGCO        Energy        Holding       GasCo
                         Incorporated      Company
                         ________
                           T&D  |
              =======    ============    ===========     ======
                                         |         |
                                         |         |
                                    =========    =========

                                     GP LLC        LP LLC

                                   =========     =========
                                         |         |
                                   1%    |         |   99%
                                         |         |

                                         Texas GENCO
                                    Limited Partnership
                                   |___________________|

                                                              Overview following
                                                                   Step 21


   REGCO owns all of the former subsidiaries of Reliant Energy, Incorporated.

         ============================================================

                                     REGCO

         ============================================================
         |                 |                  |                  |
         |                 |                  |                  |
     =======          ===============        ===============    ===========

     UNREGCO          Utility Holding          Texas GENCO         GasCo
                           LLC               Holding Company

     =======          ===============        ===============    ===========
                             |                 |        |
                             |                 |        |
                             |                 |        |
                      ==============          ======    ======
                      Reliant Energy          GP LLC    LP LLC
                       Incorporated           ======    ======
                      __________                 |         |
                          T&D  |              1% |         | 99%
                      ==============             |         |

                                                Texas GENCO
                                             Limited Partnership
                                           |_____________________|

                                                                         Step 22


REGCO contributes the stock of Texas GENCO Holding Company, Reliant Energy Resources Corp., Reliant Energy International, Inc. and the Other Subsidiaries to Utility Holding LLC


                                                 =========================================
Contribution of stock of:
(1)  GasCo                                                         REGCO
(2)  Reliant Energy International, Inc.       |
(3)  Texas GENCO Holding Company              |  ========================================
(4)  Other subsidiaries                       |              |
                                              |              |
                                              |              |
                                              |  ========================================
                                              |
                                              +               Utility Holding
                                                                    LLC

                                                 ========================================
                                                 |               |              |
                                                 |               |              |
                                      ===============     ================   ============

                                       Texas GENCO         Reliant Energy       GasCo
                                      Holding Company       Incorporated

                                      ===============     ================   ============
                                         |       |
                                         |       |
                                      ======   ======
                                      GP LLC   LP LLC
                                      ======   ======
                                         |       |
                                         |       |
                                       1%|       | 99%
                                         |       |

                                        Texas GENCO
                                    Limited Partnership
                                  |_____________________|

                                                                         Step 23


          Texas GENCO Holding Company merges into Utility Holding LLC


                          =============================

                                    Utility
                                  Holding LLC

                          =============================
                                         +
                                         |
                                         | merger
                                         |
                                         |
                          =============================

                                  Texas GENCO
                                Holding Company

                          =============================

                                                             Overview following
                                                                   Step 23


         Reliant structure following formation of the holding company.

                                           ==========================
                                                    REGCO
                                     -     ==========================
                                  -                  |
                              -                      |
                           -                         |
                  80%    -                 ==========================
                      -                             Utility
                    -                             Holding LLC          -
                  -                     -  ==========================     -
                -                    -       -       |                      -
              -                   -         -        |                        -
            -                  -          -          |                          -
          -                 -           -            |                           -
============             -            -              |                             -
 UNREGCO              -             -                |                              -
============    ============    ============         |                          ==========================
                   GP LLC          LP LLC       ============================             GasCo
                ============    ============    Reliant Energy, Incorporated    ==========================
                    |               |
                    |               |            ______
                    | 1%            | 99%         T&D |
                    |               |            =============================
                    |               |


              -         Texas GENCO            -
               -     Limited Partnership     -
                 ---------------------------


                                                                         Step 24



 REGCO distributes all of its UNREGCO stock pro rata to the REGCO shareholders.



                  -------------------
                     Shareholders
                  -------------------
                 +        |                      ---------------------
                -         |                             Public
               -          |                      ---------------------
              -           |                     -
             -            |                    -
             -            |                   -
  80% of     -   ===================         -
  UNREGCO      -        REGCO               -
                 ===================       -
                          |               -
                          |              -
                          |     80%     -
                          |            -
                          |           -
                          |          -
                 ===================
                      UNREGCO
                 ===================

                                                              Overview following
                                                                    Step 24



                                                 DISAGGREGATION OF GASCO



                                         =====================================

                                                         REGCO

                                         =====================================
                                                           |
                                                           |
                                         =====================================

                                -                        UTILITY                    -
                               -                       HOLDING LLC                   -
                              -                                                       -
                             -           =====================================         -
                            -            -        |               |         -           -
                           -            -         |               |          -           -
        =====================          -          |               |           -         =====================
                               ============  ============  ============  ============
           RELIANT ENERGY,                                    INTEX,        ARKLA,            MINNEGASCO,
            INCORPORATED          GP LLC         IPLLC         INC           INC                 INC

         T&D                   ============  ============  ============  ============
        =====================       |                 |                                =====================
            /           \        1% |                 | 99%
           /             \          |                 |
          /               \         |                 |
         /                 \        |                 |
        /                   \            Texas GENCO
   ============      ============     Limited Partnership
                                   \______________________/
      GPLLC             LPLLC

   ============      ============
     |                |
     |                |
 1%  |                | 99%
     |                |

          Finance Co
    Limited Partnerships
\_________________________/


                                                                         Step 25


 In 2002, Utility Holding LLC contributes the interests in GP LLC and LP LLC to
                               Texas GENCO, Inc.


                        ===============================

                                     REGCO

                        ===============================
                                       |
                                       |
                        ===============================

                                    Utility            -
                                  Holdings LLC           -     GP LLC and LP LLC
                                                           -   interests in
                        ===============================      -
                                       |                       -
                                       |                         -
                                       |                          -
               ================================================    -
                                                                  -
                                Texas GENCO, Inc.                -
                                                               +
               ================================================
               |                                              |
               |       100%                                   |   100%
               |                                              |
         =================                             ===============

              GP LLC                                       LP LLC

         =================                            ===============
                -                                            -
                  -                                        -
                    -   1%                               -   99%
                      -                                -
                        -                            -
                          -                        -
                            -                    -
                              -                -
                                 Texas GENCO
                            Limited Partnership

                         ------------------------

                                                                         Step 26


In 2002, Texas GENCO, Inc. issues 20% of its stock in an initial public offering. Alternatively, Utility Holding LLC may distribute 20% of the Texas GENCO, Inc. stock to Regco, and Regco in turn may distribute 20% of the Texas GENCO, Inc. stock to Regco's shareholders.



                        ===============================

                                     REGCO

                        ===============================      ---------------
                                       |
                                       |                         Public
                        ===============================
                                                             ---------------
                                    Utility                      +     -
                                  Holdings LLC           20%    -     -
                                                               -     -
                        ===============================       -     -
                                       |                     -     -
                                       |   80%              -     -      Cash
                                       |                   -     -
               ================================================ -
                                                               -
                                Texas GENCO, Inc.             +

               ================================================
               |                                              |
               |       100%                                   |   100%
               |                                              |
         =================                             ===============

              GP LLC                                       LP LLC

         =================                            ===============
                -                                            -
                  -                                        -
                    -                                    -
                      -                                -
                        -                            -
                          -  1%                    -  99%
                            -                    -
                              -                -
                                 Texas GENCO
                            Limited Partnership

                         ------------------------

                                                                         Step 27


  In 2004, UNREGCO may exercise the option to acquire 80% of Texas GENCO, Inc.


================                  $             =====================
                   --------------------------+
    UNREGCO                                            REGCD
                   +--------------------------
================                                =====================
                                                         |
                                                         |
                                                         |
                                                =====================
                                                     [ILLEGIBLE]
                                                     HOLDING LLC

                                                =====================
                                                         |               PUBLIC
                                                         | 80%
                                                         |            20%
                                                =====================

                                                   TEXAS GENCO, INC.

                                                =====================